EXHIBIT 21
                                CENTURYTEL, INC.
                         SUBSIDIARIES OF THE REGISTRANT
                             AS OF DECEMBER 31, 2001
                                                                State of
Subsidiary                                                    incorporation
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Actel, LLC                                                       Delaware
Celutel of Biloxi, Inc.
Delaware
Celutel, Inc.                                                    Delaware
Century Business Communications, LLC                             Louisiana
Century Cellunet of Alexandria, Inc.                             Louisiana
Century Cellunet of Michigan RSA #4, Inc.                        Louisiana
Century Cellunet of Michigan RSAs, Inc.                          Louisiana
Century Cellunet of Mississippi RSA #2, Inc.                     Mississippi
Century Cellunet of Mississippi RSA #6, Inc.                     Mississippi
Century Cellunet of Mississippi RSA #7, Inc.                     Mississippi
Century Cellunet of North Arkansas, Inc.                         Louisiana
Century Cellunet of Pine Bluff, LLC                              Arkansas
Century Cellunet of Saginaw, Inc.                                Louisiana
Century Cellunet of South Arkansas, Inc.                         Louisiana
Century Cellunet of Southern Michigan, Inc.                      Delaware
Century Cellunet of Texarkana, Inc.                              Louisiana
Century Color Graphics, LLC                                      Louisiana
Century Interactive Fax, Inc.                                    Louisiana
CenturyTel Arkansas Holdings, Inc.                               Arkansas
CenturyTel Holdings, Inc.                                        Louisiana
CenturyTel Interactive Company, Inc.                             Louisiana
CenturyTel Internet Services, LLC                                Louisiana
CenturyTel Investments, LLC                                      Louisiana
CenturyTel Investments of Texas, Inc.                            Delaware
CenturyTel Long Distance, Inc.                                   Louisiana
CenturyTel Michigan Network, LLC                                 Louisiana
CenturyTel Midwest - Michigan, Inc.                              Michigan
CenturyTel of Adamsville, Inc.                                   Tennessee
CenturyTel of Arkansas, Inc.                                     Arkansas
CenturyTel of Central Arkansas, LLC                              Arkansas
CenturyTel of Central Indiana, Inc.                              Indiana
CenturyTel of Central Louisiana, LLC                             Louisiana
Century Tel of Central Wisconsin, LLC                            Delaware
CenturyTel of Chatham, LLC                                       Louisiana
CenturyTel of Chester, Inc.                                      Iowa
CenturyTel of Claiborne, Inc.                                    Tennessee
CenturyTel of Colorado, Inc.                                     Colorado
CenturyTel of Cowiche, Inc.                                      Washington
CenturyTel of Eagle, Inc.                                        Colorado
CenturyTel of East Louisiana, LLC                                Louisiana
CenturyTel of Eastern Oregon, Inc.                               Oregon
CenturyTel of Evangeline, LLC                                    Louisiana
CenturyTel of Fairwater-Brandon-Alto, LLC                        Delaware
CenturyTel of Forestville, LLC                                   Delaware
CenturyTel of Idaho, Inc.                                        Delaware
CenturyTel of Inter Island, Inc.                                 Washington
CenturyTel of Lake Dallas, Inc.                                  Texas
CenturyTel of Larsen-Readfield, LLC                              Delaware
CenturyTel of Michigan, Inc.                                     Michigan
CenturyTel of Minnesota, Inc.                                    Minnesota
CenturyTel of Monroe County, LLC                                 Wisconsin
CenturyTel of Montana, Inc.                                      Oregon
CenturyTel of Mountain Home, Inc.                                Arkansas
CenturyTel of North Louisiana, LLC                               Louisiana
CenturyTel of North Mississippi, Inc.                            Mississippi
CenturyTel of Northern Michigan, Inc.                            Michigan
CenturyTel of Northern Wisconsin, LLC                            Delaware
CenturyTel of Northwest Arkansas, LLC                            Delaware
CenturyTel of Northwest Louisiana, Inc.                          Louisiana
CenturyTel of Northwest Wisconsin, LLC                           Delaware
CenturyTel of Odon, Inc.                                         Indiana
CenturyTel of Ohio, Inc.                                         Ohio
CenturyTel of Ooltewah-Collegedale, Inc.                         Tennessee
CenturyTel of Oregon, Inc.                                       Oregon
CenturyTel of Port Aransas, Inc.                                 Texas
CenturyTel of Postville, Inc.                                    Iowa
CenturyTel of Redfield, Inc.                                     Arkansas
CenturyTel of Ringgold, LLC                                      Louisiana
CenturyTel of San Marcos, Inc.                                   Texas
CenturyTel of South Arkansas, Inc.                               Arkansas
CenturyTel of Southeast Louisiana, LLC                           Louisiana
CenturyTel of Southern Wisconsin, LLC                            Louisiana
CenturyTel of Southwest Louisiana, LLC                           Louisiana
CenturyTel of the Gem State, Inc.                                Idaho
CenturyTel of the Midwest-Kendall, LLC                           Delaware
CenturyTel of the Midwest-Wisconsin, LLC                         Delaware
CenturyTel of the Northwest, Inc.                                Washington
CenturyTel of the Southwest, Inc.                                New Mexico
CenturyTel of Upper Michigan, Inc.                               Michigan
CenturyTel of Washington, Inc.                                   Washington
CenturyTel of Wisconsin, LLC                                     Louisiana
CenturyTel of Wyoming, Inc.                                      Wyoming
CenturyTel Paging, Inc.                                          Louisiana
CenturyTel Personal Access Network, Inc.                         Louisiana
CenturyTel Security Systems Holding Company, LLC                 Louisiana
CenturyTel Service Group, LLC                                    Louisiana
CenturyTel Solutions, LLC                                        Louisiana
CenturyTel Supply Group, Inc.                                    Louisiana
CenturyTel Telecommunications, Inc.                              Texas
CenturyTel Telelink, Inc.                                        Louisiana
CenturyTel Web Solutions, LLC                                    Louisiana
CenturyTel Wireless Louisiana, Inc.                              Louisiana
CenturyTel Wireless of Appleton-Oshkosh-Neenah MSA, LLC          Delaware
CenturyTel Wireless of La Crosse, LLC                            Delaware
CenturyTel Wireless of Mississippi RSA #5, LLC                   Mississippi
CenturyTel Wireless of North Louisiana, LLC                      Louisiana
CenturyTel Wireless of Shreveport, LLC                           Louisiana
CenturyTel Wireless of Wisconsin RSA #1, LLC                     Delaware
CenturyTel Wireless of Wisconsin RSA #10, LLC                    Delaware
CenturyTel Wireless of Wisconsin RSA #2, LLC                     Delaware
CenturyTel Wireless of Wisconsin RSA #3, LLC                     Delaware
CenturyTel Wireless of Wisconsin RSA #6, LLC                     Delaware
CenturyTel Wireless of Wisconsin RSA #8, LLC                     Delaware
CenturyTel Wireless, Inc.                                        Louisiana
CenturyTel/Area Long Lines, Inc.                                 Wisconsin
CenturyTel/Remote Access, Inc.                                   Louisiana
CenturyTel/Tele-Max, Inc.                                        Texas
CenturyTel/Teleview of Wisconsin, Inc.                           Wisconsin
CenturyTel/WORLDVOX, Inc.                                        Oregon
Eau Claire Cellular, Inc.                                        Colorado
Jackson Cellular Telephone Co., Inc.                             Delaware
MVI Corp.                                                        Oregon
North-West Cellular of Eau Claire, Inc.                          Wisconsin
Pacific Telecom Cellular of Michigan RSA #1, Inc.                Michigan
Pacific Telecom Cellular of Michigan RSA #2, Inc.                Michigan
Pacific Telecom Cellular of Michigan, Inc.                       Michigan
Pacific Telecom Cellular of Oregon, Inc.                         Oregon
Pacific Telecom Cellular of Washington, Inc.                     Washington
Pacific Telecom Cellular, Inc.                                   Wisconsin
Pascagoula Cellular Services, Inc.                               Mississippi
Spectra Communications Group, LLC                                Delaware
Telecor Cellular, Inc.                                           Louisiana
Telephone USA of Wisconsin, LLC                                  Delaware

         Certain of the Company's smaller subsidiaries have been intentionally omitted from this exhibit pursuant to rules and regulations of the Securities and Exchange Commission.